UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                February 23, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-31299                  06-0865171
 ______________________________    ______________________       ____________
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                    ________________________________________
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300

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Item 7.  Financial Statements and Exhibits

       (a)        Not Applicable.

       (b)        Not Applicable.

       (c)        Exhibits:

                  99.1         Press Release dated February 23, 2004.

Item 12.          Results of Operations and Financial Condition.

     The registrant is attaching a copy of a press release dated February 23, 2004, as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.6 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 23, 2004                MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                        By: /s/ Kevin S. Little
                                            ______________________________
                                            Kevin S. Little
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press release dated February 23, 2004.